Exhibit 99.1

Dronamics to Go Public Through Business Combination with GP-Act III Acquisition Corp.

●	Dronamics designs and builds long-range unmanned aircraft, with applications across commercial cargo operations, national security, critical minerals exploration and sovereign aerospace

●	Large drone platform developed over 12 years supported by an EU (European Union) drone airline license and IATA / ICAO codes, providing a foundation for commercial scale-up

●	Strategic relationships with Hellmann Worldwide Logistics, HENSOLDT, Xcalibur Smart Mapping and Asia Air Survey bring together established industry players to support commercialization and international expansion

●	~US$500 million implied pro-forma enterprise value, with existing Dronamics shareholders expected to roll over 100% of their equity

●	PIPE financing and cash retained in GPAT’s trust account are targeted to provide approximately US$100 million in net cash proceeds to Dronamics at closing, after aggregate transaction expenses and subject to shareholder redemptions and PIPE commitments

NEW YORK, New York, November 3rd, 2026 – Dronamics Group Limited (“Dronamics” or the “Company”), a developer and operator of long-range unmanned aircraft systems for cargo logistics, defense and other mission-critical applications, and GP-Act III Acquisition Corp. (Nasdaq: GPAT) (“GPAT”), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive business combination agreement (the “BCA”) with respect to a proposed business combination (the “Proposed Transaction”).

Upon completion of the Proposed Transaction, the combined company is expected to be listed on Nasdaq, with transaction proceeds intended to scale production of Dronamics’ Black Swan aircraft, accelerate commercial operations and support the Company’s growth across autonomous logistics, national security, critical minerals exploration and sovereign aerospace. Dronamics is Europe’s first licensed cargo drone airline, with international airline designator codes from both the International Air Transport Association (IATA) and the International Civil Aviation Organization (ICAO).

Transaction Overview

The BCA provides for a US$400 million pre-money equity value for Dronamics on a fully diluted basis, implying an estimated pro-forma enterprise value of approximately US$500 million. Existing Dronamics shareholders are expected to roll over 100% of their equity into the combined company.

The Proposed Transaction is targeted to provide approximately US$100 million in net cash proceeds to Dronamics at closing, after aggregate transaction expenses, through a combination of PIPE financing and cash remaining in GPAT’s trust account, subject to shareholder redemptions and PIPE commitments. The BCA includes a minimum cash condition requiring at least US$25 million to be added to Dronamics’ balance sheet at closing, net of aggregate transaction expenses, subject to the terms and conditions of the BCA.

As part of the broader financing plan, GPAT’s co-sponsors and certain existing Dronamics investors have entered into convertible loan financing arrangements, a portion of which has already been funded.

In connection with the Proposed Transaction, Dronamics and GPAT are engaged in discussions with institutional investors and certain strategic partners regarding a potential participation in the PIPE financing, if any. Any binding financing commitments will be disclosed in GPAT’s filings with the U.S. Securities and Exchange Commission (the “SEC”), as applicable.

The Proposed Transaction, which has been approved by the Board of Directors of GPAT and Dronamics, is expected to close in the first half of 2027, subject to approval by GPAT’s shareholders, receipt of required regulatory and other approvals and satisfaction or waiver, as applicable, of the other closing conditions set forth in the BCA, including the minimum cash condition.

Additional information regarding the Proposed Transaction, including a copy of the BCA, will be included in a Current Report on Form 8-K to be filed by GPAT with the SEC.

Business Highlights

Dronamics’ Black Swan is a long-range, fixed-wing NATO Class III unmanned aircraft designed for multiple missions. For cargo logistics, the Company plans to operate its own aircraft and sell middle-mile cargo capacity, leveraging existing, often underutilized regional airfields. In national security, the Black Swan is being developed for military resupply and contested logistics, intelligence, surveillance and reconnaissance (ISR), airborne early warning (AEW) and drone mothership counter-unmanned aircraft system (counter-UAS) applications.

Alongside the Black Swan, Dronamics is developing the Black Cygnet tactical drone platform - a smaller, NATO Class I long-endurance aircraft aimed at civil protection and national security missions. It was recently demonstrated as part of a NATO exercise for search and rescue and ISR missions, carrying an integrated partner sensor, and is being developed for further applications, leveraging the vertically integrated capabilities in aircraft design, composite manufacturing, assembly and testing that the Company has built over the past 12 years.

Dronamics has established strategic relationships and validated demand across its core markets. In cargo logistics, it has a binding cooperation agreement with Hellmann Worldwide Logistics as a priority partner intending to contribute at least 30% of the Dronamics global cargo capacity. In addition to that, more than 730 Black Swan aircraft are estimated to be deployed with partners under various MOUs, LOIs and term sheets on the cargo side alone. In defense, Dronamics’ partnership with HENSOLDT is focused on developing an unmanned airborne early warning (AEW) platform, addressing increased demand in European defense spending for Made in Europe technologies. In aerial services, Dronamics is partnering with Xcalibur Smart Mapping on airborne geophysics for critical minerals exploration and with Asia Air Survey, also a strategic investor in the Company, on geospatial surveying and civil protection applications.

Management Commentary

Svilen Rangelov, Co-Founder and President of Dronamics, said:

“The signing of this business combination agreement represents an important milestone for Dronamics as we prepare for the next stage of our growth. We believe the Black Swan can create a new category in autonomous aviation by combining long-range capability, meaningful payload capacity and the potential for attractive operating economics across cargo logistics, national security and other mission-critical applications. The proposed transaction with GPAT and a Nasdaq listing would support our plans to accelerate commercialization, expand manufacturing capacity, and launch operations in the US and beyond.”

Antonio Bonchristiano, Chief Executive Officer of GP-Act III Acquisition Corp., said:

“Dronamics has developed a differentiated, large unmanned aircraft platform with applications across cargo logistics, defense and airborne surveying. Our conviction is grounded in the Black Swan’s multi-role capabilities, the Company’s relationships with established partners and the opportunity to scale the platform globally. Following the signing of the BCA, we look forward to working with Svilen and the Dronamics team to complete the transaction and support the Company’s next phase of growth.”

Advisors

Cantor Fitzgerald & Co. is GPAT’s IPO underwriter. Lazard is serving as financial advisor to Dronamics. Skadden, Arps, Slate, Meagher & Flom LLP is serving as U.S. legal counsel to GPAT. Paul Hastings LLP is serving as U.S. legal counsel to Dronamics.

About Dronamics

Dronamics is an autonomous aviation company designing and manufacturing unmanned aircraft systems for applications across cargo logistics, national security, critical minerals exploration and sovereign aerospace. Founded in 2014 and headquartered in Sofia, Bulgaria, Dronamics’ vertically integrated model spans research and development, manufacturing, aircraft leasing and airline operations. For more information, visit www.dronamics.com.

About GP-Act III Acquisition Corp.

GP-Act III Acquisition Corp. (Nasdaq: GPAT) is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. For more information, see GPAT’s filings with the SEC at www.sec.gov.

Additional Information and Where to Find It

In connection with the Proposed Transaction, a registration statement on Form S-4 is expected to be filed with the SEC. The registration statement will include a proxy statement for GPAT shareholders and a prospectus relating to the securities to be issued in the Proposed Transaction. After the registration statement is declared effective, GPAT intends to distribute the definitive proxy statement/prospectus and other relevant materials to its shareholders in connection with the vote on the Proposed Transaction.

INVESTORS AND SECURITYHOLDERS OF GPAT ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GPAT, DRONAMICS, THE PROPOSED TRANSACTION AND RELATED MATTERS.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTION OR ANY SECURITIES OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION PROVIDED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Investors and securityholders will be able to obtain copies of these documents, when available, free of charge through the website maintained by the SEC at www.sec.gov or by directing a request to GP-Act III Acquisition Corp., 300 Park Avenue, 2nd Floor, New York, NY 10022, Attn: Rodrigo Boscolo, Email: investors@gp-act3.com.

Participants in the Solicitation

GPAT, Dronamics and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from GPAT shareholders in connection with the Proposed Transaction. Information regarding GPAT’s directors and executive officers and their ownership of GPAT securities is available in GPAT’s filings with the SEC. Additional information regarding persons who may be deemed participants in the solicitation and their interests in the Proposed Transaction will be included in the proxy statement/prospectus and other relevant materials when they become available.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction. This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. federal securities laws. These forward-looking statements may relate to, among other things, the Proposed Transaction between GPAT and Dronamics; the parties’ ability to complete the Proposed Transaction on the terms set forth in the BCA; the expected structure, valuation and financing of the Proposed Transaction; the amount of cash expected to be available to Dronamics following the Proposed Transaction, including the amount of shareholder redemption and PIPE commitments; the expected timing and likelihood of completion of the Proposed Transaction; the anticipated benefits of the Proposed Transaction; Dronamics’ commercialization, manufacturing and expansion plans; the capabilities and potential applications of the Black Swan platform; Dronamics’ commercial relationships and market opportunities; and Dronamics’ future operations and growth strategy.

Words such as “anticipate,” “believe,” “continue,” “could,” “expect,” “estimate,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, although not all forward-looking statements contain these words.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of GPAT and Dronamics.

These forward-looking statements are based on current expectations and various assumptions, whether or not identified in this press release, and are not predictions of actual performance. These forward-looking statements are subject to significant risks, uncertainties and other factors, many of which are outside the control of GPAT and Dronamics, that could cause actual results to differ materially from those expressed or implied in such statements. Such risks and uncertainties include, among others, the occurrence of any event, change or other circumstance that could give rise to the termination of the BCA; the inability to complete the Proposed Transaction; failure to obtain required shareholder, regulatory or other approvals; failure to satisfy closing conditions, including the minimum cash condition; GPAT’s ability to obtain any extension of its business combination deadline necessary to complete the Proposed Transaction; the amount of redemptions by GPAT shareholders; the inability to obtain sufficient financing on acceptable terms or at all, including in connection with the PIPE; the inability of the combined company to obtain or maintain the listing of its securities on Nasdaq; costs associated with the Proposed Transaction; potential litigation relating to the Proposed Transaction; disruption to the parties’ businesses arising from the announcement or pendency of the Proposed Transaction; Dronamics’ ability to complete certification and regulatory processes; the timing of commercialization of Dronamics’ products and services; Dronamics’ ability to scale manufacturing and convert commercial opportunities into revenue; the ability to integrate mission-specific payloads and convert strategic relationships, memoranda of understanding and letters of intent into definitive customer contracts; competition; technological and operational risks; geopolitical risks; and other risks described in GPAT’s filings with the SEC and in transaction materials filed with the SEC.

The foregoing list of factors is not exhaustive. There may be additional risks that neither GPAT nor Dronamics presently know or that GPAT and Dronamics currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements speak only as of the date of this press release. Except as required by applicable law, GPAT and Dronamics undertake no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing GPAT’s or Dronamics’ assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Media and Investor Contacts

Dronamics
Severina Grozeva | VP Global Communications
severina@dronamics.com

press@dronamics.com

For Dronamics Investor Relations: ir@dronamics.com

GP-Act III Acquisition Corp.
Rodrigo Boscolo | Chief Financial Officer
investors@gp-act3.com

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